OTHER ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Current
Unbilled Subscriptions	$ 11,598	$ 11,431
Other resales contracts	23,519	8,989
TOTAL	35,117	20,420
Non current
Unbilled Subscriptions	4,424	4,750
TOTAL	$ 4,424	$ 4,750